Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Annual Report”), and to deliver on behalf of the undersigned such Annual Report for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: February 21, 2003

By: /s/    Joseph B. Anderson, Jr.

Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Annual Report”), and to deliver on behalf of the undersigned such Annual Report for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: February 21, 2003

By: /s/    Gregory Q. Brown

Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Annual Report), and to deliver on behalf of the undersigned such Annual Report for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: February 21, 2003

By: /s/ Martha Layne Collins

Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Annual Report”), and to deliver on behalf of the undersigned such Annual Report for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: February 21, 2003

By: /s/    James R. Donnelley

Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Annual Report), and to deliver on behalf of the undersigned such Annual Report for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: February 21, 2003

By: /s/ Judith H. Hamilton

Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Annual Report), and to deliver on behalf of the undersigned such Annual Report for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: February 21, 2003

By: /s/ Thomas S. Johnson

Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Annual Report”), and to deliver on behalf of the undersigned such Annual Report for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: February 21, 2003

By: /s/    Oliver R. Sockwell

Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Annual Report”), and to deliver on behalf of the undersigned such Annual Report for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: February 21, 2003

By: /s/    Bide L. Thomas

Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Annual Report”), and to deliver on behalf of the undersigned such Annual Report for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: February 21, 2003

By: /s/    Norman H. Wesley

Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Monica M. Fohrman his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Annual Report”), and to deliver on behalf of the undersigned such Annual Report for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: February 21, 2003

By: /s/    Stephen M. Wolf